UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2007

New Frontier Media, Inc.

(Exact name of registrant as specified in its charter)

Colorado

(State or Other Jurisdiction of Incorporation)

0-23697	84-1084061
(Commission File Number)	(IRS Employer Identification Number)

7007 Winchester Circle, Suite 200, Boulder, Colorado 80301

(Address of Principal Executive Offices)

(303) 444-0900

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        On August 24, 2007, the shareholders of New Frontier Media, Inc. approved at New Frontier’s annual shareholders meeting the New Frontier Media, Inc. 2007 Stock Incentive Plan, the material terms of which are summarized in New Frontier’s definitive proxy statement for such meeting that was filed under cover of Schedule 14A with Securities and Exchange Commission (File No. 000-23697) on July 16, 2007, which summary is incorporated herein by reference. The summary, however, is qualified in its entirety by reference to the full text of the plan that is incorporated by reference as Exhibit 99.1 to this Form 8-K. The forms of award agreements to be used in connection with grants made under the 2007 Stock Incentive Plan are filed herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description.
99.1

New Frontier Media, Inc. 2007 Stock Incentive Plan (incorporated by reference to Appendix A to New Frontier Media, Inc.’s definitive proxy statement filed under cover of Schedule 14A with Securities and Exchange Commission (File No. 000-23697) on July 16, 2007)

99.2	Form of Award Agreements under the 2007 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW FRONTIER MEDIA, INC.
(Registrant)

Dated: August 24, 2007	By: /s/ Michael Weiner
Michael Weiner, CEO

EXHIBIT INDEX

Exhibit No.	Exhibit Description.
99.1

New Frontier Media, Inc. 2007 Stock Incentive Plan (incorporated by reference to Appendix A to New Frontier Media, Inc.’s definitive proxy statement filed under cover of Schedule 14A with Securities and Exchange Commission (File No. 000-23697) on July 16, 2007)

99.2	Form of Award Agreements under the 2007 Stock Incentive Plan